Exhibit 10.23
                              AMENDED AND RESTATED
                               FACILITY AGREEMENT


                          Dated as of December 10, 1997


                                      among


                              B. I. FUNDING, INC.,
                                   as Company

                          BURLINGTON INDUSTRIES, INC.,
                                   as Servicer

                                       and

                              WACHOVIA BANK, N.A.,
                          as Agent and Collateral Agent





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                               TABLE OF CONTENTS||

                                                                            Page

                             PRELIMINARY STATEMENTS

                                   ARTICLE I.

                            DEFINITIONS; CONSTRUCTION

         SECTION 1.01      Definitions; Construction..........................2

                                   ARTICLE II.

                   ADMINISTRATION AND SERVICING OF RECEIVABLES


         SECTION 2.01      Appointment of and Acceptance by BII of Servicing
                                    Obligations...............................2
         SECTION 2.02      Servicing Compensation; Servicer Advances..........3
         SECTION 2.03      Representations and Warranties of the Servicer.....4
         SECTION 2.04      Accountant's Servicing Report......................5
         SECTION 2.05      Compliance Statements..............................6
         SECTION 2.06      Collection Procedures..............................7
         SECTION 2.07      Weekly Report......................................7
         SECTION 2.08      Monthly Settlement Statement.......................8
         SECTION 2.09      Servicer Resignation...............................8
         SECTION 2.10      Access to Certain Documentation and Information
                                    Regarding the Receivables.................8
         SECTION 2.11      Servicer Termination Notice........................8
         SECTION 2.12      Successor Servicer.................................9
         SECTION 2.13      Appointment of Successor..........................10
         SECTION 2.14      Covenants of the Servicer.........................10

                                  ARTICLE III.

                   ALLOCATIONS AND APPLICATIONS OF PROCEEDS OF
                     ADVANCES, COLLECTIONS AND OTHER AMOUNTS

         SECTION 3.01    Use of Advances, Servicer Advances and Collections...13




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                                   ARTICLE IV.

                                  MISCELLANEOUS

         SECTION 4.01      Notices............................................17
         SECTION 4.02      Binding Effect.....................................18
         SECTION 4.03      Applicable Law.....................................18
         SECTION 4.04      Waivers; Amendment.................................18
         SECTION 4.05      Waiver of Jury Trial...............................18
         SECTION 4.06      Severability.......................................19
         SECTION 4.07      Counterparts.......................................19
         SECTION 4.08      No Recourse........................................19
         SECTION 4.09      Consent to Jurisdiction............................19
         SECTION 4.10      Bankruptcy Petition Against the Company............20
         SECTION 4.11      No Recourse........................................20
         SECTION 4.12      Attorney-in-Fact...................................20
||



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                     AMENDED AND RESTATED FACILITY AGREEMENT


         AMENDED AND RESTATED FACILITY AGREEMENT, dated as of December 10, 1997 among B. I. FUNDING, INC., a Delaware corporation (the "Company"), BURLINGTON INDUSTRIES, INC., a Delaware corporation ("BII"), as Servicer, and WACHOVIA BANK, N.A. ("Wachovia"), in its capacity as agent under the Loan Agreement (as herein defined) (in such capacity, the "Agent") and as collateral agent under the Security Agreement (as herein defined) (in such capacity, the "Collateral Agent").


                             PRELIMINARY STATEMENTS

         1. Wachovia, at the Company's request, has arranged for the extension of financing to the Company pursuant to the terms of the Loan Agreement dated as of December 10, 1997, as it may be amended, supplemented or modified from time to time (as so amended, supplemented or modified, the "Loan Agreement") among the Company, the Agent, the financial institutions party thereto (collectively, the "Liquidity Lenders"), Blue Ridge Asset Funding Corp., as the commercial paper lender (the "Conduit Lender") (the Liquidity Lenders and the Conduit Lender, collectively, the "Lenders").

         2. Pursuant to the Amended and Restated Receivables Purchase Agreement dated as of December 10, 1997, as it may be amended, modified or supplemented from time to time (as so amended, supplemented or modified, the "Purchase Agreement") among BII, B.I. Transportation, Inc., Burlington Fabrics, Inc., Burlington Apparel Services Company, Burlington International Services Company, The Bacova Guild, Ltd. and any Additional Sellers (collectively, the "Sellers") and the Company, the Company is purchasing Receivables (such term and other capitalized terms used herein being defined as provided in Section 1.01) from the Sellers, and is pledging all of its right, title and interest in such Receivables and certain other assets of the Company to the Collateral Agent pursuant to the Security Agreement.

         3. The Servicer has agreed to service the Receivables and account to the Company, the Collateral Agent and the Agent as provided herein.

         Accordingly, in consideration for the premises and the mutual covenants contained herein and other good and valuable consideration (the sufficiency and receipt of which are hereby acknowledged), the parties hereto agree as follows:



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                                   ARTICLE I.

                            DEFINITIONS; CONSTRUCTION

         SECTION 1.01 Definitions; Construction. (a) Capitalized terms used and not defined herein shall have the meanings assigned to such terms in Annex Z attached hereto. For all purposes in this Agreement, the following terms shall have the following meanings:

         "Facilities Costs" means fixed fees payable to the Agent, the Lenders, and to the extent the Servicer is not an Affiliate of the Company, the Servicing Fee.

         "Servicing Fee" has the meaning assigned to such term in Section 2.02.

          "Servicing Fee Base" means (i) prior to the Commencement of the Amortization Period, the Liquidity Commitment Amount, and (ii) during the Amortization Period, the lesser of (x) the Liquidity Commitment Amount and (y) the aggregate Outstanding Balance of Receivables held by the Company.

         "Successor  Servicer"  shall have the meaning  assigned to such term in
Section 2.13.

                  (b) The definitions referred to or set forth in this Article I shall apply equally to both the singular and plural forms of the terms defined, whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, and the words "include", "includes," and "including" shall be deemed to followed by the phrase "without limitation." All references herein to Articles and Sections shall be deemed reference to Articles and Sections of this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP.

                                   ARTICLE II.

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         SECTION 2.01 Appointment of and Acceptance by BII of Servicing Obligations. (a) The Company hereby appoints BII as servicer of the Receivables (BII in such capacity and any Successor Servicer being the "Servicer"). BII agrees to act as the Servicer under this Agreement on behalf of the Company, for the benefit of the Agent, the Lenders and the Collateral Agent. The Servicer shall (i) except as otherwise limited herein, manage, administer and collect the Receivables and exercise all discretionary powers involved in such management, administration and collections and (ii) bear all costs and expenses incurred in connection therewith that may be necessary or advisable and permitted for carrying out the transactions contemplated by the Transaction Documents. In the management, administration and collection of the Receivables, the Servicer shall exercise the same care that it has exercised in handling similar matters for its own account, and the Servicer shall comply with the Policies. In connection with the foregoing, the Servicer shall be



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permitted to subcontract its  obligations  under this Section 2.01 to any Person satisfactory to the Company and the Required Lenders that agrees to perform such obligations in accordance with the terms of this Agreement and the Policies; provided, however, that the Servicer shall remain fully responsible to the Company, the Agent, the Collateral Agent and the Lenders for any and all acts or failures to act of any such subcontractor to the same extent as if the Servicer
were  fully   directly   responsible   for  such   subcontractor's   duties  and
responsibilities.

                  (b) The Servicer shall, at its own cost and expense, (i) retain the electronic ledger used by the Servicer as a master record of the Receivables and copies of all documents relating to each Receivable as custodian for the Company and (ii) mark the computer files and other physical records of the Receivables (by means of a general legend that will automatically appear at or near the beginning of any list or print-out of the Receivables) to the effect that, unless otherwise specifically identified on such list or print-out as a Receivable not so sold or transferred, all Receivables included in such list or print-out have been sold to the Company, and a security interest in such Receivables has been subsequently granted to the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) pursuant to the Security Agreement.

                  (c) The Servicer shall notify the Company and the Agent promptly after obtaining knowledge that any Receivable has become subject to a Lien other than any Lien created or imposed under any Transaction Document.

         SECTION 2.02 Servicing Compensation; Servicer Advances. (a) As compensation for its servicing activities hereunder and reimbursement for its expenses incurred as the Servicer, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") from the Company equal to the Servicing Fee Rate multiplied by the average daily Servicing Fee Base, such Servicing Fee to be payable in respect of each fiscal month in arrears on the Monthly Settlement Date immediately succeeding such fiscal month, commencing on the first such date to occur after the Effective Date, calculated in each case on the basis of a 360-day year and the actual number of days elapsed. "Servicing Fee Rate" means
(x) 0.5% per annum at a time when (i) BII is the Servicer, (ii) no Amortization Event has occurred and is continuing, and (iii) the Dilution Reserve Trigger has not occurred, and (y) 1.0% per annum at all other times. The Servicer shall bear all costs and expenses (without right of reimbursement) incurred in connection with performing its activities hereunder, including fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided, that in no event shall the Servicer be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Agent, the Collateral Agent, any Lenders or the Company. The Servicer shall be required to pay such costs and any expenses for its own account, and shall not be entitled to any payment therefor other than the Servicing Fee.

                  (b) The Servicer may elect, in its discretion, to make unsecured advances to the Company ("Servicer Advances") to pay amounts due under the Loan Agreement, provided that the Servicer reasonably expects to be reimbursed therefor from Collections as provided in this Agreement. The Servicer Advances shall be due and payable on the first Anniversary of the



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Termination  Date;  provided that the Servicer  Advances shall be prepaid to the extent of payments provided for in Article III.

         SECTION 2.03 Representations and Warranties of the Servicer. The Servicer represents and warrants to the Company, the Agent and each Lender that:

                  (a) The Servicer (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and (ii) has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Transaction Document to which it is a party and to carry out the transactions contemplated hereby and thereby.

                  (b) The Servicer is qualified as a foreign corporation in each jurisdiction where it is required to be so qualified to service the Receivables as required by the Transaction Documents and has obtained all necessary licenses and approvals as required under federal and state law, except in jurisdictions where the failure to be so qualified, licensed or approved will not have a material adverse effect on the ability of the Servicer to comply with the terms of the Transaction Documents.

                  (c) The execution, delivery and performance by the Servicer of each Transaction Document to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action and will not (i) violate any provision of law applicable to it, its Certificate of Incorporation or Bylaws, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets or (iv) require any approval of Stockholders or any approval or consent of any Persons under any Contractual Obligation of the Servicer or any member of the Parent Group, except for (A) such approvals or consents which will be obtained on or before the Effective Date and are set forth in Schedule 2.03 (c) and (B) such violations, conflicts, breaches, Liens and defaults which would not have, and such approvals the absence of which would not have, a material adverse effect on
(1) the business, operations, property, assets or financial condition of the Servicer, (2) the validity or enforceability of, or the ability of the Servicer to perform its obligations under, the Transaction Documents or (3) the validity, enforceability or priority of the Liens created by the Purchase Agreement or the Security Agreement.

                  (d) The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for filings, consents, notices, authorizations, and approvals the absence of which would not have a material adverse effect on (i) the business, operations, property, assets or financial condition of the Servicer, (ii) the validity or enforceability of, or the ability of the Servicer to perform its obligations under, the Transaction Documents or (iii) the validity, enforceability or priority of the Liens created by the Purchase Agreement or the Security Agreement.



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                  (e) This Agreement is, and the other Transaction  Documents to which the Servicer is a party, when executed and delivered by the Servicer will be, the legally valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  (f) There is no action, suit, proceeding or governmental investigation of which the Servicer has knowledge or arbitration (whether or not purportedly on behalf of the Servicer) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the Servicer, threatened against or affecting the Servicer or any of its property which would reasonably be expected to have a material adverse effect on (i) the business, operations, property, assets or financial condition of the Servicer, (ii) the validity or enforceability of, or the ability of the Servicer to perform its obligations under, the Transaction Documents or (iii) the validity, enforceability or priority of the Liens created by the Purchase Agreement or the Security Agreement.

                  (g) (i) No representation or warranty of the Servicer contained in this Agreement, any other Transaction Document, or any other document, certificate or written statement furnished to the Lenders or the Agent by or on behalf of the Servicer for use in connection with the transactions contemplated by this Agreement (including any Settlement Report) contains any untrue statement of a material fact or omits to state a material fact (known to the Servicer in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading. Any reaffirmation of the foregoing sentence is subject to any change in the facts and conditions on which such representations and warranties are based, which changes are required or permitted under this Agreement; provided, however, that in all cases no representation or warranty of the Servicer contained in this Agreement, any Transaction Document, or any other document, certificate or written statement furnished to the Lenders or the Agent by or on behalf of any such Person for use in connection with the transactions contemplated by this Agreement contained at the time made any untrue statement of a material fact (known to any such Person in the case of any document not furnished by it) necessary in order to make the statement contained herein or therein not misleading.

                           (ii) The historical financial statements of the Servicer and its Subsidiaries contained in its most recent audited financial statements, dated September 28, 1996, as such financial statements may be supplemented from time to time, fairly present their results of operations and financial condition for the periods and as of the dates presented (subject to year-end audit adjustments).

         SECTION 2.04 Accountant's Servicing Report. At the direction of the Required Lenders (which direction may be given at any time), the Agent shall instruct the Servicer to (and the Servicer shall) cause a firm of nationally recognized independent public accountants (who may also



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render  other  services  to the  Servicer or any Seller) to furnish a report (an
"Outside Report") to the Company and the Agent, to the effect set forth below. The Servicer shall (i) select the firm of nationally recognized independent public accountants to prepare the first such Outside Report for each Fiscal Year and (ii) pay all costs and expenses of the first such Outside Report prepared for each Fiscal Year. All other Outside Reports for such Fiscal Year shall be at the pro rata expense of the Liquidity Lenders.

         An Outside Report shall be to the effect that:

                  (a) such firm has made a study and evaluation, in accordance with generally accepted auditing standards, of the Servicer's and the Sellers' internal accounting controls relating to the Receivables,

                  (b) on the basis of such examination, such firm is of the opinion that the system of internal accounting controls in effect on the date set forth in such report, relating to the Receivables and the Collections taken as a whole, were sufficient for the prevention and detection of errors and irregularities in amounts that would be material,

                  (c) the Servicer was servicing the Receivables in compliance with the provisions of this Agreement with which the independent public accountants possess adequate professional knowledge and which are reasonably subject to positive assurance by them, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report, and

                  (d) using generally accepted auditing standards, they have compared a representative sample of Weekly Reports and Monthly Settlement Statements randomly chosen during such period and delivered to the Company pursuant to Sections 2.07 and 2.08 during the period covered by such report with each Seller's and the Servicer's computer reports that were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such reports are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

         The Servicer shall make its officers and employees available (during normal business hours and upon reasonable notice) for discussion with the Persons preparing any such Outside Report.

         SECTION 2.05 Compliance Statements. The Servicer will deliver to the Company and the Agent on or before the date 45 days after the end of each Fiscal Quarter, commencing with the fourth Fiscal Quarter of fiscal year 1997 of the Company, a certificate signed by an executive officer or Financial Officer (or any other officer or similar official responsible for the administration of the obligations of the Servicer) (a "Responsible Officer") of the Servicer, stating that (i) a review of the activities of the Servicer relating to the servicing of the Receivables during the prior quarter and of performance under this Agreement has been made under such officer's supervision, (ii) such Responsible Officer has reviewed any reports prepared by the internal audit department or the



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independent auditors for the Servicer or the Sellers, in either case relating to the Receivables (including the servicing thereof) for the period since the date of the last such report (it being understood that such reports shall be prepared at times and in form consistent with past practice), and (iii) to the best of such Responsible Officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout the period covered by such review, or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officers and the nature and status thereof.

         SECTION 2.06 Collection Procedures. (a) The Servicer, the Sellers and the Company have established and shall maintain hereafter the system of collecting and processing Collections of Receivables set forth in paragraphs (b) through (e) below.

                  (b) The Obligors shall have been instructed to make payments with respect to Receivables only to a Lockbox Account or by wire transfer to the Concentration Account. The Servicer shall, at least as often as once each day that is both a Business Day and a day on which the Servicer is open for business, process such payments by recording the amount of the payment received from the Obligor and the identity of the Obligor, and, with the Requisite Frequency in same day funds, the Company and the Servicer shall cause all moneys and other evidences of payment collection (other than checks which are to have been submitted for collection) deposited in the Lockbox Accounts to be transferred to the Concentration Account; provided, that to the extent a Lockbox Account is also the Concentration Account, such transfer shall be deemed made upon deposit therein. The Company and the Servicer shall cause all moneys and evidences of payments deposited in the Concentration Account to be transferred with the Requisite Frequency in same day funds (including amounts transferred on such day from any Lockbox Account pursuant to the preceding sentence and amounts referred to in Section 2.06(c)), to the Collection Deposit Account; provided, that (i) if the Collateral Agent shall not have terminated the Servicer's authority to initiate transfers as provided in the Lockbox Agreements, such transfer shall be required only on days when the Servicer is open for business, and (ii) during any Amortization Period all such amounts shall be transferred from the Concentration Account to Collection Account "B".

                  (c) The Servicer and the Company shall cause all Collections otherwise received by them to be deposited in the Concentration Account as soon as practicable after receipt thereof, but in no event later than the Business Day after such receipt.

                  (d) Any funds held by the Company or the Servicer representing Collections shall, until deposited in a Collection Account, be held in trust by such Person for and as the Collateral Agent's property, for the ratable benefit of the Secured Parties (as defined in the Security Agreement).

                  (e) Each of the Company and the  Servicer  irrevocably  waives
         any  right  to  set  off  against,   or  otherwise   deduct  from,  any
         Collections.




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         SECTION 2.07 Weekly Report.  (a) The Servicer shall prepare and deliver to the Agent, the Collateral Agent and the Company (by telecopy) a Weekly Report, certified by a Financial Officer or Assistant Treasurer on the Weekly Settlement Date (containing information as of the immediately preceding Weekly
Cut-Off Date) on or before 9:00 a.m., Atlanta time on such date; provided, however, that if a "system failure" or other similar technical failure shall occur in the operations of the Servicer that produce data included in the Weekly Report, such Weekly Report shall be prepared and telecopied to the Agent, the Collateral Agent and the Company within two Business Days of the date such Weekly Report was otherwise required to be prepared and telecopied to the Agent, the Collateral Agent and the Company.

                  (b) Upon discovery of any error in any Weekly Report, the Agent, the Company, the Servicer, and the Sellers shall confer and shall agree upon any necessary adjustments to correct such error. Until correction of such error, all Collections shall be retained in the Collection Deposit Account. Unless the Agent has received actual notice of any discrepancy, the Agent, the Lenders and the Company may rely on such Weekly Report for all purposes hereunder, and for all purposes under any other Transaction Document.

         SECTION 2.08 Monthly Settlement Statement. On each Monthly Settlement Statement Date, the Servicer shall, prior to 12:00 noon (Atlanta time), deliver to the Company and the Agent, the Monthly Settlement Statement for the preceding fiscal month certified by a Financial Officer, and the Agent shall forward a copy of such Monthly Settlement Statement to the Lenders; provided, however, that if a "system failure" or other similar technical failure shall occur in the operations of the Servicer that produce data included in the Monthly Settlement Statement, such Monthly Settlement Statement shall be prepared and provided to the Company and the Agent within two Business Days of the date such Monthly Settlement Statement was otherwise required to the prepared and provided to the Company and the Agent.

         SECTION 2.09 Servicer Resignation. The Servicer shall not resign from the obligations and duties under this Agreement hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an opinion of counsel to such effect delivered to the Agent. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with this Section and Sections 2.11 and 2.12.

         SECTION 2.10 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide the Company, the Agent and their respective representatives access to the documentation regarding the Receivables, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. The obligation of the Servicer to provide such reasonable access to information regarding



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the  Receivables  shall  survive its  termination  as Servicer  until all of the
Obligations of the Company to the Lenders under the Loan Agreement have been satisfied in full.

         SECTION 2.11 Servicer Termination Notice. If (i) an Amortization Event shall have occurred and be continuing or (ii) there has been a failure by the Servicer to perform its obligations as Servicer and such failure could have a material adverse effect on the collection of the Receivables, the value of the Collateral or the ability of the Collateral Agent to exercise its remedies under the Security Agreement, the Agent may, at the direction of the Required Lenders, by notice given in writing to the Servicer, the Collateral Agent and the Company (each such notice and each notice to the Servicer referred to in the following sentence, being a "Servicer Termination Notice") terminate all of the rights and obligations of the Servicer under this Agreement pursuant to the terms of
Section 2.12. The Company may at any time, with the prior written consent of the Required Lenders by notice given in writing to the Servicer and the Agent, terminate all the rights and obligations of the Servicer pursuant to the terms of Section 2.12. Notwithstanding any termination of the rights and obligations of the Servicer, such terminated Servicer shall remain responsible for any acts or omissions to act by it as Servicer prior to such termination.

         SECTION 2.12 Successor Servicer. (a) After receipt by the Servicer of a Servicer Termination Notice, or after resignation of a Servicer pursuant to
Section 2.09, and on the date that a Successor Servicer shall have been appointed by the Collateral Agent pursuant to Section 2.13, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and the Collateral Agent is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

                  (b) The Servicer agrees to cooperate with the Collateral Agent and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which shall thereafter be received with respect to the Receivables.

                  (c) The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer or Company reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer or Company shall deem necessary to protect its interest. All costs and expenses incurred in connection with a transfer of servicing shall be borne by the outgoing Servicer. Each of the Sellers and the Company shall, upon request, at all times provide such information and assistance to the Servicer as shall be required for the Servicer to perform its obligations hereunder.

         SECTION 2.13 Appointment of Successor. (a) On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to Section 2.11, or after resignation of a Servicer pursuant to Section 2.09, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Collateral Agent in writing or, if no such date is specified in the Servicer Termination
Notice or otherwise specified by the Collateral Agent, until a date mutually agreed upon by the Servicer and the Collateral Agent. The Agent, after consultation with the Lenders, shall as promptly as possible after the giving of a Servicer Termination Notice appoint a Successor Servicer (the "Successor Servicer") and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Agent. The Agent may obtain bids from any potential Successor Servicer.

                  (b) Upon its appointment, the Successor Servicer shall be successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on BII in its capacity as Servicer or on the Servicer by the terms and provisions hereof, and all references in this Agreement to BII in its capacity as Servicer or to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer that is not an Affiliate of the Company or any of the Sellers shall expressly consent to and acknowledge the security interest granted to the Collateral Agent pursuant to the Security Agreement.

                  (c) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Company and the Company is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Company in effecting the termination  of  the  responsibilities  and  rights  of  the  Successor
         Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables therein to the Company (or, at the request of the Company, a Seller) in such electronic form as the Company may reasonably request and shall transfer all other records, correspondence and documents to the Company (or, at the request of the Company, a Seller) in the manner and at such times as the Company shall reasonably request. To the extent that compliance with this Section 2.13 shall require the
         Successor Servicer to disclose to the Company or the Sellers information of any kind which the Successor Servicer deems to be confidential, the Company shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests. All costs and expenses incurred in connection with a transfer servicing shall be borne by the outgoing Successor Servicer.

         SECTION 2.14    Covenants of the Servicer. The Servicer covenants that:

                  (a) Condition of Assets; Insurance. The Servicer shall (i) keep all property and assets useful and necessary in its business as Servicer in good working order and condition (normal wear and tear excepted), (ii) maintain, with financially sound and reputable insurance companies, insurance on all its property and assets necessary in its business as Servicer in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business and reasonably satisfactory to the Agent, (iii) furnish to the Agent, upon written request, full information as to the insurance carried, (iv) within five days of receipt of notice from any insurer, furnish the Agent with a copy of any notice of cancellation or material change in coverage from that existing on the Effective Date and (v) forthwith, furnish the Agent with notice of any cancellation or nonrenewal of coverage by the Servicer. The Servicer shall (i) maintain disaster recovery systems and back-up computer and other information management systems that, in the Servicer's reasonable judgment, are sufficient to protect its business as Servicer against material interruption or loss in the event of damage to, or loss or destruction of, its primary computer and information management systems and (ii) furnish to the Agent, upon written request, full information as to such disaster recovery systems and back-up computer and information management systems.

                  (b) Indemnification. (i) In any suit, proceeding or action brought by the Agent, any Seller, the Company, the Collateral Agent or any Lender for any sum owing with respect to any of such persons' interest in a Receivable, the Servicer will save, indemnify and keep the Agent, the Sellers, the Company, the Collateral Agent or such Lender, as the case may be, harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever arising out of a breach by the Servicer of any obligation of the Servicer with respect to an Obligor or arising out of any agreement, indebtedness or liability at any time owing to or in favor of such Obligor or its successor from the Servicer, and all such obligations of the Servicer shall be and remain enforceable against and only against the Servicer and shall not be enforceable against the Agent, the Collateral Agent, any Seller, the Company, or any Lender, as the case may be.

                           (ii) The Servicer  shall  indemnify and hold harmless
                  the Agent, the Sellers, the Company, the Collateral Agent and the Lenders against any claim, loss, liability, cost, expense, damage or injury suffered or sustained by reason of any action taken by the Servicer relating to any Receivable.

                  (c) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Obligor, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Obligor and will comply in all material respects with all other Requirements of Law in connection with servicing each

         Receivable and the related Obligor the failure to comply with which would have a material adverse effect on the Lenders or the Agent.

                  (d) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority and except in connection with Dilutive Credits and Write-Offs in conformity with the Policies or as otherwise permitted in the Security Agreement.

                  (e) Protection of Rights. The Servicer shall not take any action which, or omit to take any action the omission of which, would impair the rights of the Company, the Agent, the Collateral Agent and the Lenders in any Receivable or with respect to the related Obligor or the rights of the Agent, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Policies.

                  (f) Change in Payment Instructions to Obligors. The Servicer will not instruct the Obligors of any Purchased Receivables to make any payments with respect to such Purchased Receivables other than hereunder or under the Security Agreement.

                  (g) Modification of Ledger. The Servicer will not delete or otherwise modify the marking on the electronic ledger referred to in
         Section 5.01(g) of the Purchase Agreement.

                  (h) Extension or Amendment of Receivables or Policies. The Servicer will not extend, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Purchased Receivables, except in accordance with the terms of the Policies, or amend or otherwise modify or waive any term or condition of the Policies.

                  (i) Collection of Receivables. (i) Upon the occurrence and during the continuance of an Amortization Event and upon the request of the Collateral Agent, or upon the commencement of the Amortization Period, the Servicer will deliver to the Collateral Agent all licenses, rights, computer programs, related materials, computer tapes, cassettes and data then owned or held by the Company necessary to the immediate collection of the Receivables by the Collateral Agent or a party designated by the Collateral Agent without the participation of any Seller or the Company.

                           (ii) Upon the occurrence of and during the continuance of an Amortization Event and upon the request of the Collateral Agent, or upon the commencement of an Amortization Period, the Servicer will deliver to the Collateral Agent on a weekly basis, unless requested not to do so by the Collateral Agent, backup files prepared on a daily basis of information relating to the collection of the Receivables that would permit the Collateral Agent, or a party designated by the Collateral Agent, to collect the Receivables without the participation of any Seller or the Company.

                  (j) Commingled Funds. The Servicer shall use its best efforts to determine as promptly as possible whether any funds of any of the Sellers or of any Affiliate of any Sellers (other than the Company) have been commingled with the funds of the Company and separate any such commingled funds as soon as possible thereafter.


                                  ARTICLE III.

                   ALLOCATIONS AND APPLICATIONS OF PROCEEDS OF
                     ADVANCES, COLLECTIONS AND OTHER AMOUNTS

         SECTION 3.01 Use of Advances, Servicer Advances and Collections. (a) The proceeds of Collections and of Advances deposited in the Collection Deposit Account, and the proceeds of any Servicer Advances, for application each Business Day shall be applied by the Collateral Agent as follows:

         On the Effective Date, and on each Business Day thereafter, as follows:

                  (i)      On  each   Business  Day   occurring   prior  to  the
                  Amortization Commencement Date,

                           (1) first,  to the payment of  Facilities  Costs then
                  due and, to the extent any principal portion of a Servicer Advance was used to pay Facilities Costs, the repayment to the Servicer of such Servicer Advance,

                           (2) second, to the payment of interest due and payable in respect of Advances and, to the extent any principal portion of a Servicer Advance was used to pay interest due and payable in respect of Advances, the repayment to the Servicer of such Servicer Advance,

                           (3) third,  to the payment,  if any, of the principal
                  amount of Advances in such proportion as designated by the Servicer (so long as the Servicer is also a Seller) and thereafter in such proportion as BII shall direct, but in each case only to the extent required pursuant to Section 4.1.2 of the Loan Agreement, together with interest thereon on the principal amount paid and, to the extent any principal portion of a Servicer Advance was used to pay principal of the Advances, together with interest thereon, the repayment to the Servicer of such Servicer Advance,

                           (4) fourth, to the payment of the operating  expenses
                  of the Company not included in clause first above,

                           (5) fifth, to the payment of increased costs and other expenses and indemnity payments that are due to the Collateral Agent, the Agent and the Lenders,

                           (6) sixth,  to the payment of the  Servicing  Fee, if
                  the Servicer is an Affiliate of the Company, and to the payment of interest due and payable on Servicer Advances, and

                           (7) seventh, at the Company's option, (A) to the Company to enable the Company to purchase Receivables from the Sellers pursuant to the Purchase Agreement, (B) to make payments on account of the Subordinated Note, (C) to the Company to enable the Company to make payments on account of Restricted Distributions or to make loans to BII but only (1) pursuant to a resolution of the Board of Directors of the Company authorizing such Restricted Distribution or loan, (2) to the extent permitted by Sections 8.2.9 and 8.2.20 (e) of the Loan Agreement and (3) so long as no Amortization Event or Potential Amortization Event shall have occurred and be continuing or would occur as a result of such payment or loan,
                  (D) to make payments on the principal outstanding amount of any Advances and interest thereon (together with any payments required under Section 5.4 of the Loan Agreement, if applicable), and (E) to set aside for repayment to any Lender terminated pursuant to the terms of Section 3.3 (b) of the Loan Agreement of any amounts due or to become due upon termination;

provided, that (except for payments made to the Sellers prior to the identification of a Borrowing Base Deficiency that may be required to be returned pursuant to Section 2.03(b) of the Purchase Agreement) in no event shall any Collections be distributed from the Collection Deposit Account with respect to clauses (4), (6) or (7) above to the extent that such distribution would result in a Borrowing Base Deficiency.

                           (ii) On each  Business Day  occurring on or after the
                  Amortization Commencement Date (if no Trigger Event has occurred), all Collections and proceeds from Advances deposited in the Collection Deposit Account for application shall be applied by the Collateral Agent as follows:

                           (1) first, to set aside an amount equal to accrued and unpaid interest in respect of Liquidity Advances or to pay such interest if due and payable and, to the extent any principal portion of a Servicer Advance was used to pay interest on the Liquidity Advances, the repayment to the Servicer of such Servicer Advance,

                           (2) second, to set aside an amount equal to the principal amount of Liquidity Advances or to pay such principal if due and payable and, to the extent any principal portion of a Servicer Advance was used to pay principal of the Liquidity Advances, the repayment to the Servicer of such Servicer Advance,

                           (3) third, to set aside an amount equal to accrued and unpaid interest in respect of CP Rate Advances or to pay such interest if due and payable and, to the extent any principal portion of a Servicer Advance was used to pay interest on the CP Rate Advances, the repayment to the Servicer of such Servicer Advance,

                           (4) fourth, to set aside an amount equal to the principal amount of CP Rate Advances or to pay such principal if due and payable and, to the extent any principal portion of a Servicer Advance was used to pay principal on the CP Rate Advances, the repayment to the Servicer of such Servicer Advance,

                           (5) fifth, to set aside an amount equal to accrued Facilities Costs or to pay such Facilities Costs if due and payable and, to the extent any principal portion of a Servicer Advance was used to pay such Facilities Costs, the repayment to the Servicer of such Servicer Advance,

                           (6) sixth,  to pay increased costs and other expenses
                  and indemnity payments that are due to the Agent, the Collateral Agent and the Lenders,

                           (7) seventh, to set aside an amount equal to the accrued Servicing Fee, if the Servicer is an Affiliate of the Company, or to pay such Servicing Fee if due and payable and to pay interest due and payable on Servicer Advances;

provided, that no proceeds of Liquidity Advances will be used to pay principal of (or interest on) Liquidity Advances.

                           (iii) On each  Business Day occurring on or after the
                  Amortization Commencement Date, if a Trigger Event has occurred, all Collections and proceeds from Advances deposited in the Collection Deposit Account for application shall be applied by the Collateral Agent as follows:

                           (1) first, to pay an amount equal to accrued and unpaid interest in respect of Liquidity Advances and, to the extent any principal portion of a Servicer Advance was used to pay interest on the Liquidity Advances, the repayment to the Servicer of such Servicer Advance,

                           (2) second,  to pay an amount equal to the  principal
                  amount of Liquidity Advances and, to the extent any principal portion of a Servicer Advance was used to pay principal of the Liquidity Advances, the repayment to the Servicer of such Servicer Advance,

                           (3) third, to set aside an amount equal to accrued and unpaid interest in respect of CP Rate Advances or to pay such interest if due and payable and, to the extent any principal portion of a Servicer Advance was used to pay interest on the CP Rate Advances, the repayment to the Servicer of such Servicer Advance,

                           (4) fourth,  to set aside an amount  equal to pay the
                  principal amount of CP Rate Advances or to pay such principal if due and payable and, to the extent any principal portion of a Servicer Advance was used to pay principal on the CP Rate Advances, the repayment to the Servicer of such Servicer Advance,

                           (5) fifth,  to pay accrued  Facilities  Costs and, to
                  the extent any principal portion of a Servicer Advance was used to pay such Facilities Costs, the repayment to the Servicer of such Servicer Advance,

                           (6) sixth,  to pay increased costs and other expenses
                  and indemnity payments that are due to the Agent, the Collateral Agent and the Lenders,

                           (7) seventh, to pay the Servicing Fee, if the Servicer is an Affiliate of the Company and to pay interest due and payable on Servicer Advances;

provided, that if any CP Rate Advances remain unpaid (x) the amount of Collections applied on any day to payment of principal of (and interest on) the Liquidity Advances shall not exceed the Trigger Percentage of such Collections, and (y) proceeds of Liquidity Advances shall not be applied to the payment of principal of (or interest on) Liquidity Advances.

         All Collections and proceeds from Advances shall be paid by the Collateral Agent to the Company when and as received, but only on and after the first Business Day following the occurrence of all of the following:

                  (A) all Liquidity Commitments shall have been terminated;

                  (B) all Advances shall have been repaid in full (together with interest thereon) (or funds for the repayment or payment in full thereof shall have been set aside by the Collateral Agent in accordance with paragraph (ii) or (iii) above); and

                  (C) all other amounts due and payable (determined as of the first date on which the conditions specified in clauses (A) and (B) above shall have been satisfied under any Transaction Document) to the Lenders shall have been paid in full (or funds for the payment in full thereof shall have been set aside by the Collateral Agent in accordance with paragraph (ii) above) and no such amount shall be in dispute on such first date.

                  (b) Prior to the Amortization Commencement Date, the Servicer shall as soon as possible after receipt of any Collections and other proceeds, determine whether they are not with respect to Purchased Receivables and shall as soon as possible notify the Agent of such determination. The Collateral Agent shall as soon as possible thereafter transfer any Collections that are not with respect to Purchased Receivables from the Collection Deposit Account to Collection Account "B" for payment to the applicable Person.

                  (c) During any Amortization Period, the Servicer shall as soon as possible after receipt of any Collections and other proceeds determine whether they are Collections with respect to Purchased Receivables or otherwise and shall as soon as possible notify the Collateral Agent of such determination. The Collateral Agent shall as soon as possible thereafter (i) transfer any Collections that are with respect to Purchased Receivables from the Collection Account "B" to the Collection Deposit Account for application pursuant to the terms of paragraph (a)(ii) or (a)(iii) above and (ii) pay any Collections that are not with respect to Purchased Receivables to the Person entitled thereto; provided, that with respect to any Collections for which the Collateral Agent has not been provided such a determination by the Servicer by the end of the Business Day ten Business Days from the date of receipt thereof, such Collections shall be deemed to be Collections with respect to Purchased Receivables and shall be transferred to the Collection Deposit Account, and no other Person shall have any rights therein.

                  (d) All  proceeds  received by the Company  pursuant to clause
         (a) of Section 7.01 of the Purchase Agreement shall be Collections and shall be applied under this Article III in the same manner as cash Collections; provided, that the Collections deemed made and for which payment has not been made by the Sellers pursuant to Section 7.01 of the Purchase Agreement shall not be applied to payments hereunder of obligations to any Lender or the Agent or any other obligee who is not an Affiliate of the Company.

                  (e) The Servicer agrees that in making each determination with respect to Collections and other proceeds as set forth in paragraphs
         (b) or (c) above, the Servicer represents and warrants at such time that such determination is true and correct in all material respects.

                                   ARTICLE IV.

                                  MISCELLANEOUS

         SECTION 4.01 Notices. Unless otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, receipt of telecopy or telecopy or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided, that notices to the Agent shall not be effective until received by such Agent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 4.01) shall be:

         (a) if to the Company, to it at 2775 Highway 40, Suite 522, P.O. Box 1449, Verdi, Nevada 89439-1449;

         (b) if to the Servicer, to it at 3330 West Friendly Avenue, Greensboro, North Carolina 27410;

         (c) If to the Agent or the Collateral Agent, to it at 191 Peachtree Street, GA-423, Atlanta, GA 30303 Attn: Deborah Williams-Asset Backed Finance;

         (d) if to a  Lender,  to it at  its  address  set  forth  in  the  Loan
Agreement.

         SECTION 4.02 Binding Effect. This Agreement shall become effective when it shall have been executed by the Company, the Servicer, the Agent and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of the Company, the Servicer and the Agent and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior consent of all the Lenders.

         SECTION 4.03 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 4.04 Waivers; Amendment. (a) No failure or delay of the Agent or the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuation of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent or the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  (b) No provision of this Agreement may be waived, amended or modified except in accordance with Section 11.1(b) of the Loan Agreement.

                  (c) Notwithstanding the foregoing, the form of Weekly Report and the form of Monthly Settlement Statement attached as Exhibits H-1 and G, respectively, to the Loan Agreement may be amended or modified pursuant to an agreement of agreements in writing among only the Company and the Agent only for the purpose of clarifying such form of Weekly Report or form of Monthly Settlement Statement, as the case may be, or more fully conforming such form of Weekly Report or Monthly Settlement Statement to the purposes thereof as set forth in this Agreement.

         SECTION 4.05 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.05.

         SECTION 4.06 Severability. In the event any one or more of the provisions contained in or obligation under this Agreement or in or under any other Transaction Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 4.07 Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 4.08 No Recourse. Each party hereto agrees that no recourse with respect to any obligation, covenant or agreement of the Servicer or the Company contained in this Agreement or any other Transaction Document to which the Company or the Servicer is a party shall be had against any shareholder of the Company or any affiliate of such shareholder, or any officer, director or employee of any such Person (each such person a "Protected Party") by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement and each other Transaction Document to which the Company is a party is solely an obligation of the Company and that no personal liability whatever shall attach to or be incurred by any Protected Party under or by reason of any of the obligations, covenants or agreements of the Company contained in this Agreement or any other Transaction Document to which the Company is a party, or implied therefrom; and it being further expressly agreed and understood that any and all personal liability for breaches by the Company of any of such obligations, covenants or agreements, either at common law or at equity or by statute or constitution or otherwise, of every Protected Party is hereby expressly waived.

         SECTION 4.09 Consent to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT OR ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A

DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 4.10 Bankruptcy Petition Against the Company. The Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Obligations, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. In the event that the Servicer takes action in violation of this Section 4.10, the Company agrees, for the benefit of the holders of the Obligations, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition or the commencement of such action and raise the defense that the Servicer has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 4.10 shall survive the termination of this Agreement.

         SECTION 4.11 No Recourse. Without limitation to the obligations of the Company hereunder, no recourse shall be had for the payment of any amount owing in respect of Servicer Advances against any stockholder, employee, officer, director or incorporator of the Company based solely on their status as such. The provisions of this Section 4.11 shall survive the termination of this Agreement and the replacement of the Servicer.

         SECTION 4.12 Attorney-in-Fact. The Company appoints the Servicer as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise (but subject to revocation by the Company at any time), to ask, demand, collect, sue for, recover and receipt for moneys due and to become due under or in connection with the Collateral; and to file any claims or take any action or institute any proceedings that the Servicer deem to be necessary or desirable for the collection of the Receivables, in each case in accordance with (and subject to the limitations of) the Transaction Documents.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


                                   B.I. FUNDING, INC.


                                   By:       /s/Mary Ellen Ramsayer
                                         Name:  Mary Ellen Ramsayer
                                         Title:  Assistant Secretary



                                   BURLINGTON INDUSTRIES, INC., as
                                   Servicer


                                   By:        /s/Lynn L. Lane
                                         Name:   Lynn L. Lane
                                         Title:  Vice President, Treasurer
                                                 and Investor Relations



                                   WACHOVIA BANK, N.A., as
                                   Agent and Collateral Agent


                                   By:      /s/ W.E. Covington
                                         Name:  William E. Covington
                                         Title: Senior Vice President

                                Schedule 2.03(c)

                              Consent or Approvals


         Approval of the Boards of Directors of Burlington Industries, Inc. and B.I. Funding, Inc.






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